Property, Plant and Equipment	12 Months Ended
Dec. 31, 2019
Property, plant and equipment [abstract]
Property, Plant and Equipment

Exploration and Evaluation

Significant exploration and evaluation projects in property, plant and equipment include Galore Creek and non-Fort Hills oil sands properties in Alberta.

b)	Borrowing Costs

Borrowing costs are capitalized at a rate based on our weighted average cost of borrowing or at the rate on the project-specific debt, as applicable. Capitalized borrowing costs are classified with the asset they relate to within mineral properties, land, buildings, plant and equipment, or construction in progress. Our weighted average borrowing rate used for capitalization of borrowing costs in 2019 was 5.9% (2018 – 5.9%).